                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            Reported): March 28, 2006

                    Honda Auto Receivables 2006-1 Owner Trust
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                       (Issuer with respect to Securities)

                        American Honda Receivables Corp.
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             (Exact name of registrant as specified in its charter)

        California                   333-132320                  33-0526079
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      (State or Other               (Commission               (I.R.S. Employer
Jurisdiction of Incorporation)      File Number)             Identification No.)

                        American Honda Receivables Corp.
                              20800 Madrona Avenue
                               Torrance, CA 90503
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material poursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

         Description of the Securities and the Auto Loans

         American Honda receivables Corp. registered issuances of up to
$15,000,000,000 principal amount of Asset Backed Notes and Asset Backed
Certificates on a delayed or continuous basis pursuant to Rule 415 under the
Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-132320) (the "Registration Statement").
Pursuant to the Registration Statement, Honda Auto Receivables 2006-1 Owner
Trust (the "Issuer") issued $1,261,130,000 Class A-1 4.93378% Asset Backed Notes
(the "Class A-1 Notes"), Class A-2 5.10% Asset Backed Notes (the "Class A-2
Notes"), Class A-3 5.07% Asset Backed Notes (the "Class A-3 Notes") and Class
A-4 5.08% Asset Backed Notes (the "Class A-4 Notes") (collectively, the

"Notes"), on March 28, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

         The Notes were issued pursuant to an Indenture (the "Indenture")
attached hereto as Exhibit 4.1, dated as of March 1, 2006, between the Issuer and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee").
The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

         The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.

         As of the applicable cut-off date, which is March 1, 2006, the receivables possessed the characteristics described in the Prospectus dated
March 21, 2006 and the Prospectus Supplement dated March 21, 2006, filed pursuant to Rule 424(b)(5) of the Act on March 27, 2006.

Item 9.01.  Financial Statements and Exhibits

         (a)

                  Not applicable.
         (b)

                  Not applicable.
         (c)

                  Not applicable.
         (d)

                  Exhibits:

1.1      Underwriting Agreement, dated March 21, 2006, among American Honda
         Receivables Corp., American Honda Finance Corporation and Barclays
         Capital Inc.

4.1      Indenture, dated as of March 1, 2006, between Honda Auto Receivables
         2006-1 Owner Trust and JPMorgan Chase Bank, N.A., as indenture trustee.

4.2      Amended and Restated Trust Agreement, dated March 28, 2006, among
         American Honda Receivables Corp., Citibank, N.A., as owner trustee, and
         Wilmington Trust Company, as Delaware trustee.

99.1     Sale and Servicing Agreement, dated as of March 1, 2006, among Honda
         Auto Receivables 2006-1 Owner Trust, American Honda Receivables Corp.
         and American Honda Finance Corporation.

99.2     Receivables Purchase Agreement, dated as of March 1, 2006, between
         American Honda Finance Corporation and American Honda Receivables Corp.

99.3     Administration Agreement, dated as of March 1, 2006, among Honda Auto
         Receivables 2006-1 Owner Trust, American Honda Finance Corporation,
         American Honda Receivables Corp. and JPMorgan Chase Bank, N.A., as
         indenture trustee.

99.4     Control Agreement, dated as of March 1, 2006, among American Honda
         Receivables Corp., Honda Auto Receivables 2006-1 Owner Trust, American
         Honda Finance Corporation, JPMorgan Chase Bank, N.A., as indenture trustee and assignee-secured party, and JPMorgan Chase Bank, N.A., as securities intermediary.

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                                   SIGNATURES

         Pursuant to the requirements of the Section 13 or 15(d) of the
Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         American Honda Receivables Corp.

                                         Registrant

                                         By:  /s/ Y. Takahashi
                                             ----------------------------------
                                             Name:  Y. Takahashi
                                             Title: President

March 28, 2006

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EXHIBIT INDEX
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Exhibit No.                        Description
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Exhibit 1.1       Underwriting Agreement, dated March 21, 2006, among American
                  Honda Receivables Corp., American Honda Finance Corporation
                  and Barclays Capital Inc.

Exhibit 4.1       Indenture, dated as of March 1, 2006, between Honda Auto
                  Receivables 2006-1 Owner Trust and JPMorgan Chase Bank, N.A.,
                  as indenture trustee.

Exhibit 4.2       Amended and Restated Trust Agreement, dated March 28, 2006, among American Honda Receivables Corp., Citibank, N.A., as owner trustee, and Wilmington Trust Company, as Delaware
                  trustee.

Exhibit 99.1      Sale and Servicing Agreement, dated as of March 1, 2006, among
                  Honda Auto Receivables 2006-1 Owner Trust, American Honda
                  Receivables Corp. and American Honda Finance Corporation.

Exhibit 99.2      Receivables Purchase Agreement, dated as of March 1, 2006, between American Honda Finance Corporation and American Honda
                  Receivables Corp.

Exhibit 99.3      Administration Agreement, dated as of March 1, 2006, among
                  Honda Auto Receivables 2006-1 Owner Trust, American Honda
                  Finance Corporation, American Honda Receivables Corp. and
                  JPMorgan Chase Bank, N.A., as indenture trustee.

Exhibit 99.4      Control Agreement, dated as of March 1, 2006, among American
                  Honda Receivables Corp., Honda Auto Receivables 2006-1 Owner
                  Trust, American Honda Finance Corporation, JPMorgan Chase
                  Bank, N.A., as indenture trustee and assignee-secured party, and JPMorgan Chase Bank, N.A., as securities intermediary.